SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2013

Beamz Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54662	94-3399024
(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

15354 N. 83rd Way, Suite 102, Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code        480-424-2053

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 5, 2013, Beamz Interactive, Inc. (the “Company”) entered into endorsement and licensing agreements with musical artist Flo Rida, together with Strong Arm Productions, Inc. and Global Merchandising and Promotions, LLC. Pursuant to these agreements, which provide the Company a license to use a range of Flo Rida’a music content, the Company plans to create and market a family of Flo Rida products, including: (a) a Flo Rida version of the Beamz interactive music player, which will include Flo Rida’s signature, logo, and image, and (b) one or more Flo Rida software applications, featuring a range of Flo Rida’s music in Beamz interactive format. Under the agreements, Flo Rida has also agreed to film both commercials and videos with Beamz as well as to promote the Beamz interactive music player in a variety of arenas, potentially including social media, concerts and special events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAMZ INTERACTIVE, INC
Date: April 10, 2013

By: /s/ Charles R. Mollo
Charles R. Mollo, Chief Executive Officer